Exhibit 10.5

Amendment to CONVERTIBLE PROMISSORY NOTE

This Amendment to Convertible Promissory Note (this “Amendment”) is made and entered into as of October 23, 2015 (the “Amendment Effective Date”) by and between Global Defense & National Security Systems, Inc. (the “Company”), and Global Defense & National Security Holdings LLC (the “Lender”). Capitalized terms used in this Amendment but not defined herein shall have the meanings given in the Note (as defined below).

Whereas: the Company previously issued a Convertible Promissory Note having an initial principal amount of US$1,250,000 with an issuance date as of October 8, 2015, (the “Note”); and

Whereas: each of the Company and the Lender desires to amend certain terms of the Note in accordance with the terms and provisions in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, the parties agree as follows:

1.          Section 2 is hereby deleted in its entirety and the following is substituted in lieu thereof:

“2.          This convertible promissory note (the “Note”) will be repaid in full on the earlier of (1) November 24, 2015 or (2) immediately following the consummation of the Company’s initial Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation) (the “Business Combination Trigger”).”

2.          Except as modified by this Amendment, the terms and conditions of the Note shall remain in full force and effect. This Amendment and the Note (including the documents referred to herein and therein) represent the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements or understandings, oral or written, with respect to the subject matter hereof and thereof. In the event of any conflict between the terms and conditions of this Amendment and/or the Note (including the documents referred to herein and therein), (a) to the extent the conflicting provisions can reasonably be interpreted so that such provisions are consistent with each other, such consistent interpretation shall prevail; and (b) to the extent the preceding subsection (a) does not apply, the terms of this Amendment shall control.

3.          This Amendment will be construed in accordance with and governed by the laws of the state of Delaware.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC:	GLOBAL DEFENSE & NATIONAL SECURITY HOLDINGS LLC:

By: Black Marlin Ltd, its Manager

By:	/s/ Frederic Cassis
		By:	/s/ Damian Perl
Name:	Frederic Cassis
		Name:	Damian Perl
Title:	Secretary
		Title:	Manager

Execution Date:	October 23, 2015
		Execution Date:	October 23, 2015

2